EXHIBIT 10.1
AMENDMENT NO. 2 dated as of March 19, 2021 (this “Amendment”), to the CREDIT AGREEMENT, dated as of January 25, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among NEW YORK RANGERS, LLC, a Delaware limited liability company (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Agent (in such capacity, the “Agent”).
WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein; and
WHEREAS, the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby, intending to be legally bound hereby, agree as follows:
SECTION 1.Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.Amendments to Credit Agreement. (a) Section 1.03 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“NHL Advance Agreement” means that certain letter agreement dated as of March 19, 2021, among the NHL, the Borrower, Rangers Holdings, LLC, a Delaware limited liability company and MSG NYR Holdings, LLC, a Delaware limited liability company, providing for an advance to the Borrower in an amount not to exceed $30,000,000.
“NHL Advance Agreement Obligations” means the obligations of the Borrower and its Affiliates to make (directly or indirectly) principal payments, interest payments, and any other payments required pursuant to the NHL Advance Agreement.
(b)The definition of Indebtedness in Section 1.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable incurred in the ordinary course of business and (ii) obligations in respect of compensation payments to players, coaches, managers or other personnel of such Person incurred pursuant to employment contracts entered into in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; provided, however, that Indebtedness shall not include (w) such Person’s share of any obligations to the NHL or any Obligors under the Media Contracts arising as a result of any Business Interruption and any election by the NHL to require continuation of payments under Media Contracts during a Business Interruption Period, (x) Indebtedness of the Borrower to any Subsidiary of the Borrower other than an Excluded Subsidiary or of a Subsidiary of the Borrower to the Borrower or another Subsidiary of the Borrower other than an Excluded Subsidiary, (y) the Borrower’s obligations with respect to Subordinated Owner Advances or (z) the Borrower’s obligations with respect to the NHL Advance Agreement Obligations. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided, however, that Indebtedness shall not include any Indebtedness of the NHL unless (x) such Person has agreed in writing to provide a Guarantee with respect to such Indebtedness or (y) such Indebtedness is secured by any Lien on property owned or acquired by such Person or any of its Subsidiaries. Without limiting the generality of the foregoing, for the avoidance of doubt, Indebtedness shall exclude (1) deferred revenue (including advance ticket sales), (2) obligations to make or pay advances, deposits or deferred compensation to announcers, broadcasters, on-air talent, promoters, producers or other third parties in connection with the development, booking, production, broadcast, promotion, execution, staging or presentations of shows, events or other entertainment activities or related merchandising, concessions or licensing, and (3) obligations to pay advances, deposits or deferred compensation to the holders of rights to content or intellectual property in connection with the development, broadcast, distribution or license of content or underlying intellectual property.”
(c) The definition of Interest Expense in Section 1.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Interest Expense” means, for any period, the excess of (a) the sum without duplication of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations, but excluding interest expense in respect of Non-Recourse Debt) of the Borrower for such period, determined on a consolidated basis in accordance with GAAP (but excluding (x) the interest expense of any Excluded Subsidiary, (y) interest expense on obligations in respect of compensation payments to players, coaches, managers or other personnel of the Borrower entered into in the ordinary course of business and that are obligations in respect of the deferred purchase price of services and (z) the interest expense portion of the NHL Advance Agreement Obligations), plus (ii) any interest accrued during such period in respect of Indebtedness (other than Non-Recourse Debt) of the Borrower that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period, minus (b) the sum without duplication of (i) interest income of the Borrower for such period, determined on a consolidated basis in accordance with GAAP (but excluding the interest income of any Excluded Subsidiary), plus (ii) to the extent included in clause (a) above for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (iii) to the extent included in clause (a) above for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period. For purposes of the foregoing, interest expense of any Person shall be determined after giving effect to any net payments made or received by such Person with respect to interest rate Swap Agreements (other than early termination payments).”
(d)The definition of Qualified Revenues in Section 1.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Qualified Revenue” means, on any date, except as provided below, the sum of (a) all League Pledged Revenue Receipts for the period of four consecutive fiscal quarters of the Borrower for which financial statements have been (or were required to be) delivered pursuant to Section 5.02(c), (b) all Local Pledged Revenue Receipts for the period of four consecutive fiscal quarters of the Borrower for which financial statements have been (or were required to be) delivered pursuant to Section 5.02(c), (c) the amount of cash deposits made by Parent or its Affiliates (other than the Borrower or any Subsidiary of the Borrower) into the Collection Account during the period of four consecutive fiscal quarters of the Borrower for which financial statements have been (or were required to be) delivered pursuant to Section 5.02(c) (the amount set forth in this clause (c), “Supplemental Revenue”) and (d) any advances to the Borrower under the NHL Advance Agreement; provided however that if the aggregate amount of Supplemental Revenue exceeds an amount equal to 25% of the aggregate amount of Qualified Revenue for any two consecutive four fiscal quarter periods, then for each subsequent four fiscal quarter period until such time as the aggregate amount of Supplemental Revenue does not exceed an amount equal to 25% of the aggregate amount of Qualified Revenue for such four fiscal quarter period, the amount of Supplemental Revenue included in the determination of Qualified Revenue for each four fiscal quarter period shall be reduced to an amount such that it does not exceed an amount equal to 25% of Qualified Revenue for such period.
(e)The definition of Permitted Incumbrances in Section 1.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Encumbrances” means, with respect to any Person:
(a)(i) pledges or deposits of cash to secure obligations of such Person under workers’ compensation laws, unemployment insurance laws or similar legislation, or (ii) good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or (iii) deposits of cash to secure public or statutory obligations of such Person or (iv) deposits of cash or U.S. Government bonds to secure surety or appeal bonds to which such Person is a party, or (v) deposits as security for contested taxes or import, customs or similar duties or for the payment of rent or royalties;
(b)Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, setoff and recoupment rights or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be prosecuting appeal or other proceedings for review (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed);
(c)Liens for (i) Taxes (other than property taxes), assessments, charges or other governmental levies not overdue by more than 30 days or which if more than 30 days overdue, (x) the period of grace, if any, related thereto has not expired or which are being contested in good faith by appropriate proceeding (provided that a reserve or other appropriate provision shall have been made therefor as appropriate in accordance with GAAP) or (y) the aggregate principal outstanding amount of the obligations secured thereby does not exceed $5,000,000, and (ii) property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed);
(d)deposits (i) to secure performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business or (ii) as security for potential withdrawal liability under a Plan in connection with the sale or other transfer of the Borrower’s Membership to a successor in interest approved in accordance with the NHL’s Constitution and that does not constitute an Event of Default pursuant to Section 6.01(j) (in an aggregate amount outstanding that, together with any outstanding L/C Obligations, does not exceed $10,000,000 at any one time);
(e)minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of such Person;
(f)Liens on cash created in the ordinary course of business and customary in the business of the Borrower consisting of pledges to, deposits with or advances to announcers, broadcasters, on-air talent, promoters, producers or other third parties in connection with the development, booking, production, broadcast, promotion, execution, staging or presentations of shows, events or other entertainment activities or related merchandising, concessions or licensing;
(g)Liens on cash created in the ordinary course of business and customary in the business of the Borrower consisting of obligations to pay advances, deposits or deferred compensation to the holders of rights to content or intellectual property in connection with the development, broadcast, distribution or license of content or underlying intellectual property;
(h)Liens created in the ordinary course of business and customary in the business of the Borrower securing obligations of the Borrower and its Subsidiaries not to exceed $10,000,000 in the aggregate;
(i)granting licenses of Intellectual Property (and any associated rights reasonably required in connection with the exploitation of such Intellectual Property), in each case in the ordinary course of business; or
(j)Liens created under the NHL Advance Agreement.
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.
SECTION 3.Representations and Warranties. The Borrower represents and warrants to the Agent and to each of the Lenders that:
(a)This Amendment has been duly executed and delivered by it and constitutes (assuming due execution hereof by the parties hereto other than the Borrower) a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and to general principles of equity.
(b)After giving effect to the Amendment, the representations and warranties of the Borrower set forth in the Loan Documents (including the Credit Agreement) are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment No. 2 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.
(c)At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 4. Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 2 Effective Date”):
(a)the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Agent and (iii) Lenders constituting the Required Lenders;
(b)at the time of and immediately after giving effect to this Amendment, each of the representations and warranties set forth in Section 3 above shall be true and correct; and
(c)the Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraph (b) above.
The Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.
SECTION 5.Acknowledgment of Seniority. The Lenders and the Agent hereby acknowledge and agree that the NHL Advance Agreement Obligations shall be expressly senior to and shall have priority over the obligations of the Borrower to the Lenders and the Agent under any Loan Document.
SECTION 6.Reaffirmation. The Borrower hereby confirms its pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the, such pledges, grants of security interests and other agreements of the Borrower shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Credit Agreement and the other Loan Documents.
SECTION 7.Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 2 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 8.09(b), 8.09(c), 8.09(d) AND 8.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 9.Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Agent and the Lenders party hereto.
SECTION 10.Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

NEW YORK RANGERS, LLC, as the Borrower
By
/s/ Victoria Mink
Name: Victoria Mink
Title: EVP, CFO & Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

JPMORGAN CHASE BANK, N.A., individually and as Agent
By
/s/ Joon Hur
Name: Joon Hur
Title: Executive Director
[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

U.S. BANK NATIONAL ASSOCIATION

By:__/s/ Kristopher Nikolas____________
Name: Kristopher Nikolas
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

The Bank of Nova Scotia

By:__/s/ Michelle Phillips____________
Name: Michelle C. Phillips
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

TRUST BANK

By:__/s/ Michael Vegh ____________
Name: Michael Vegh
Title: Director

For Lenders requiring a second signature block:

By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:__/s/ Brook Miller ____________
Name: Brook Miller
Title: Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

TD BANK, NA

By:__/s/ Uk-Sun Kim ____________
Name: Uk-Sun Kim
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Bank of America, N.A.

By:__/s/ Monica Sevila ____________
Name: Monica Sevila
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Wells Fargo Bank, N.A.

By:__/s/ Tracy A. Parker ____________
Name: Tracy A. Parker
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Citizens Bank, N.A.

By:__/s/ Ray Gobran ____________
Name: Ray Gobran
Title: Senior Vice President

For Lenders requiring a second signature block:

By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

MUFG Union Bank, N.A.

By:__/s/ Joseph Siri ____________
Name: Joseph Shiri
Title: Vice President

For Lenders requiring a second signature block:

By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 25, 2017, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Webster Bank, National Association

By:__/s/ Richard J. Elias ____________
Name: Richard J. Elias
Title: Senior Vice President

For Lenders requiring a second signature block:

By:_________________________________
Name:
Title:
[Signature Page to Amendment No. 2 to Credit Agreement (New York Rangers)]